EXHIBIT 10.1

                         EIGHTH AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

ESCALADE, INCORPORATED, an Indiana corporation (the "Company"), and JPMORGAN CHASE BANK, N.A., a national banking association which is the successor by merger to Bank One, NA (the "Bank"), agree as follows:

1. CONTEXT. This amendment is made in the context of the following agreed state of facts:

a. The Company and the Bank (then Bank One, NA) are parties to an Amended and Restated Credit Agreement effective October 24, 2001, as modified by a First Amendment to Amended and Restated Credit Agreement dated August 29, 2002, as further modified by a Second Amendment to Amended and Restated Credit Agreement dated April 17, 2003, as further modified by a Third Amendment to Amended and Restated Credit Agreement dated June 1, 2003, as further amended by a Fourth Amendment to Amended and Restated Credit Agreement dated July 15, 2004, as further amended by a Fifth Amendment to Amended and Restated Credit Agreement dated June 27, 2005, as further amended by a Sixth Amendment to Amended and Restated Credit Agreement dated May 19, 2006, and as further amended by a Seventh Amendment to Amended and Restated Credit Agreement dated June 30, 2006 (collectively, the "Agreement").

b.       The Company and the Bank desire to amend the Agreement.

c. The Company and Bank have executed this document (this "Eighth Amendment") to give effect to their agreement.

2.       AMENDMENT.

(a)      The pricing matrix appearing in the definition of Applicable Spread in
Section 1 of the Agreement is hereby amended and replaced with the following:

--------------------------------------------------------------------------------------------------------------------------------
LEVEL     Leverage Ratio     LIBOR        Prime        Unused        Applicable Commission     Applicable Issuance   Euribor
                                                       Fee           Rate                      Fee Rate
--------- ------------------ ------------ ------------ ------------- ------------------------- --------------------- -----------
V         >2.50:1.00         +175 bps     +0 bps       +37.5bps      +137.5 bps                +62.5 bps             + 175 bps
--------- ------------------ ------------ ------------ ------------- ------------------------- --------------------- -----------
IV        2.00 to 2.49:1.00  +150 bps     -37.5 bps    +25 bps       +125 bps                  +50 bps               + 150 bps
--------- ------------------ ------------ ------------ ------------- ------------------------- --------------------- -----------
III       1.50 to 1.99:1.00  +125 bps     -75 bps      +25 bps       +112.5 bps                +37.5 bps             + 125 bps
--------- ------------------ ------------ ------------ ------------- ------------------------- --------------------- -----------
II        1.00 to 1.49:1.00  +100 bps     -75 bps      +25 bps       +100 bps                  +25 bps               + 100 bps
--------- ------------------ ------------ ------------ ------------- ------------------------- --------------------- -----------
I         <1.00:1.00         +75 bps      -75 bps      +25 bpS       +87.5 bps                 +12.5 bps             + 75 bps
--------------------------------------------------------------------------------------------------------------------------------

(b) The following definition contained in the Agreement is hereby amended and restated as follows:

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

"Euro Revolving Loan Maturity Date" means initially May 31, 2012, and hereafter any subsequent date to which the Commitment may be extended by the Bank.

(c) Subsection 2.a(i) of the Agreement is modified in the following respect:

The maximum amount of the Commitment shall equal $30,000,000.00 until May 31, 2008, on which date and on each May 31 of each year thereafter the maximum amount of the Commitment will reduce by $5,000,000.00.

(d) Section 2.c(i) of the Agreement is hereby amended and restated as follows:

         c. The Revolving Loan. The London Bank will make a revolving loan to the Company on the following terms and subject to the following conditions:

                  (i) The Commitment - Use of Proceeds. From this date and until the Euro Revolving Loan Maturity Date, the London Bank agrees to make Advances (collectively, the "Euro Revolving Loan") under a revolving line of credit from time to time to the Company of amounts not exceeding in the aggregate at any time outstanding Three Million Euros ((euro)3,000,000.00) (the "Euro Revolving Loan Commitment"), as decreased from time to time as hereinafter set forth, provided that all of the conditions of lending stated in Section 7 of this Agreement have been fulfilled at the time of each Advance. Proceeds of the Euro Revolving Loan shall be used to accommodate overseas operations, and hereafter may be used by the Company only to fund working capital requirements. The initial Commitment shall be available to the Company until May 31, 2012.

(e)      Subsection 5g.(i) is hereby modified as follows:

Leverage Ratio. For each period of four consecutive fiscal quarters of the Company, the Company shall maintain a Leverage Ratio, at levels not greater than
2.75 to 1.0.

3. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Eighth Amendment, the Bank shall have received, each duly executed and in form and substance satisfactory to the Bank, this Eighth Amendment and the Promissory Note (Euro Revolving Loan).

4. REIMBURSEMENT OF EXPENSES. All out-of-pocket expenses of the Bank incurred by the Bank associated with this Eighth Amendment, including without limitation, filing fees, recording fees and legal fees and disbursements, are to be reimbursed by the Company to the Bank promptly upon demand therefor.

5. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Eighth Amendment, the Company represents and warrants, as of the date of this Eighth Amendment, that no Event of Default or Unmatured Event of Default has occurred and is continuing and that the representations and warranties contained in Section 3 of the Agreement are true and correct, except that the representations contained in Section 3.d refer to the latest financial statements furnished to the Bank by the Company pursuant to the requirements of the Agreement.

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

6. REAFFIRMATION OF THE AGREEMENT. Except as amended by this Eighth Amendment, all terms and conditions of the Agreement shall continue unchanged and in full force and effect and the Obligations of the Company shall continue to be secured and guaranteed as therein provided until payment and performance in full of all Obligations.

7. COUNTERPARTS. This Eighth Amendment may be signed in counterparts, each of which shall constitute an original and all of which taken together will constitute one and the same agreement.


IN WITNESS WHEREOF, the Company, and the Bank, by their duly authorized officers, have executed this Eighth Amendment to Credit Agreement effective as of May 17, 2007.


ESCALADE, INCORPORATED

By: /s/  TERRY FRANDSEN
    ----------------------------------
Printed: Terry Frandsen
         -----------------------------
Title:   VP Finance & CFO
         -----------------------------


JPMORGAN CHASE BANK, N.A.

By: /s/  JOHN OTTESON
    ----------------------------------
Printed: John Otteson
         -----------------------------
Title:   Vice President Senior Banker_
         -----------------------------



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